UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2017

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

+41.22.816.1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On June 26, 2017, Weatherford International Ltd, a Bermuda exempted company (“Weatherford Bermuda”) and an indirect wholly owned subsidiary of Weatherford International plc, an Irish public limited company (“Weatherford Ireland” or the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Weatherford Ireland, Weatherford International, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Weatherford Ireland and an indirect subsidiary of Weatherford Bermuda (“Weatherford Delaware” and, together with Weatherford Bermuda and Weatherford Ireland, the “Weatherford Parties”), and Morgan Stanley & Co. LLC (“Morgan Stanley”). The Purchase Agreement provides for the offer and sale (the “Notes Offering”) by Weatherford Bermuda, and the purchase by Morgan Stanley, of an additional $250 million aggregate principal amount of Weatherford Bermuda’s 9.875% senior notes due 2024 (the “New Notes”).

The Notes Offering closed on June 29, 2017 and the New Notes were issued and sold pursuant to the Purchase Agreement. The sale of the New Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder. The net proceeds from the Notes Offering will be used to repay amounts outstanding under the Weatherford Parties’ revolving credit facility (the “Credit Facility”).

The Purchase Agreement contains customary representations, warranties, covenants and agreements by the Weatherford Parties and Morgan Stanley, including liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

An affiliate of Morgan Stanley is a lender under the Credit Facility and will receive a portion of the net proceeds from the Notes Offering due to the repayment of borrowings under the Credit Facility. Further, Morgan Stanley and its affiliates have performed commercial banking, investment banking and advisory services for the Weatherford Parties from time to time for which they have received customary fees and reimbursement of expenses. Morgan Stanley or its affiliates may, from time to time, engage in transactions with and perform services for the Weatherford Parties in the ordinary course of their business for which it may receive customary fees and reimbursement of expenses.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

The New Notes

On June 29, 2016, Weatherford Bermuda issued the New Notes under an Indenture (as previously supplemented and amended, the “Base Indenture”), dated as of October 1, 2003, among Weatherford Bermuda, as issuer, Weatherford International, Inc., as guarantor, and Deutsche Bank Trustee Company Americas, as trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture, dated as of November 18, 2016, by and among Weatherford Bermuda, as issuer, Weatherford Ireland, as guarantor, Weatherford Delaware, as guarantor, and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Company previously issued $540 million aggregate principal amount of its 9.875% senior notes due 2024 (the “Initial Notes” and, together with the New Notes, the “Notes”) under the Indenture. The New Notes have identical terms, other than issue date and, with regard to the New Notes sold in reliance on Regulation S under the Securities Act of 1933, CUSIP number, as the Initial Notes. The Initial Notes were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2016.

A copy of the Supplemental Indenture is incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2016.

Registration Rights Agreement

On June 29, 2017, in connection with the closing of the sale of the New Notes, the Weatherford Parties entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Morgan Stanley. Under the Registration Rights Agreement, Weatherford Bermuda and the guarantors have agreed to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the New Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than December 23, 2017. Under specified circumstances, Weatherford Bermuda and the guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the New Notes. Weatherford Bermuda is required to pay additional interest (initially 1.0%, which amount will increase annually) if it fails to comply with the obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the New Notes to become effective within the time periods specified in the Registration Rights Agreement.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the New Notes and the Indenture set forth in Item 1.01 of this report is incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated June 26, 2017, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

4.1	Eleventh Supplemental Indenture, dated as of November 18, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 001-36504, filed with the SEC on November 21, 2016).

4.2	Registration Rights Agreement, dated June 29, 2017, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2017	WEATHERFORD INTERNATIONAL PLC

/s/ Christoph Bausch
Christoph Bausch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated June 26, 2017, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

4.1	Eleventh Supplemental Indenture, dated as of November 18, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 001-36504, filed with the SEC on November 21, 2016).

4.2	Registration Rights Agreement, dated June 29, 2017, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.